UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
CIVITAS BANKGROUP, INC.
(Exact name of registrant as specified in charter)

Tennessee	000-27393	62-1297760
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)
(615) 263-9500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On April 26, 2006, Civitas BankGroup, Inc. issued a press release announcing that it had filed for the listing of its common stock on the NASDAQ National Market and its intent to pay a quarterly cash dividend, the text of which is set forth in Exhibit 99.1.
Item 9.01. Exhibits.
     (d) Exhibits:

99.1	Press Release issued by Civitas BankGroup, Inc. dated April 26, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Lisa Musgrove
Lisa Musgrove
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: April 26, 2006

EXHIBIT INDEX

99.1	Press Release Issued by Civitas BankGroup, Inc. dated April 26, 2006.

4